11:01:53 AM                                             EXHIBIT 99. 3


                      MBNA MASTER CREDIT CARD TRUST 92-2

                           KEY PERFORMANCE FACTORS
                                     April, 1996



        Scheduled Maturity                                        2/16/98


        Coupon                                                      6.20%


        Excess Protection Level
          3 Month Average                                           6.32%
        April, 1996                                                 5.35%
        March, 1996                                                 7.25%
        February, 1996                                              6.36%


        Cash Yield                                                 17.74%


        Investor Charge Offs                                        3.68%


        Base Rate                                                   8.70%


        Over 35 Day Delinquency                                     4.08%


        Seller's Interest                                          21.59%


        Total Payment Rate                                         10.42%


        Total Principal Balance                         $9,437,516,072.02


        Investor Participation Amount                     $500,000,000.00


        Seller Participation Amount                     $2,037,516,072.01